Exhibit 99.1
Unaudited Pro Forma Consolidated Financial Statements

On May 30, 2008, Benacquista Galleries, Inc. (“BAQU”), Benacquista Acquisition Corp., a wholly-owned subsidiary of BAQU (“Acquisition Sub”), and Vibe Records, Inc. (“Vibe” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Vibe.  Vibe, as the surviving entity, became a wholly-owned subsidiary of BAQU (the “Merger”).  At the closing of the Merger, each share of Vibe’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of BAQU’s common stock, par value [$0.0001] per share (“Common Stock”). An aggregate of 13,489,201 shares of BAQU’s Common Stock was issued to the holders of Vibe’s common stock.  BAQU had 1,072,666 shares of Common Stock issued and outstanding at the time of this merger.

This transaction will be accounted for as a reverse merger, with Vibe being the acquirer for accounting purposes. The pre-acquisition financial statements of the accounting acquirer Vibe will become the historical financial statements of the combined companies. Each issued and outstanding share of Vibe’s capital stock shall continue to be issued and outstanding and shall represent one share of validly issued, fully paid, and non-assessable common stock of the Company owned by the Acquisition Sub. Each Vibe Share that is issued and outstanding at the date of the Merger Agreement shall automatically be cancelled and converted, without any action on the part of the holder thereof, into the right to receive one (1) BAQU Share for each Vibe Share.

This unaudited pro forma information should be read in conjunction with Vibe’s unaudited financial statements for the six months ended March 31, 2008 and Vibe’s audited financial statements for the year ended September, 30, 2007 included within this report. In addition, this unaudited pro forma information should also be read in conjunction with BAQU’s unaudited financial statements for the six months ended March 31, 2008 and BAQU’s audited financial statements for the year ended September, 30, 2007 included within this report.

The following unaudited pro forma balance sheet as of March 31, 2008, has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the May 30, 2008 acquisition of the Acquisition Sub as if the transaction occurred on October 1, 2006. The pro forma balance sheet combines the results of operations of Vibe and the Acquired Sub as of March 31, 2008. Pro forma adjustments include the recording of promissory notes issued by Vibe, the interest related to those notes relating to the acquisition of the Acquired Sub, the elimination of BAQU’s investment in Vibe and the combination of the common stock of Vibe and the Acquisition Sub pursuant to the Merger Agreement.

The following unaudited pro forma statement of operations for the six months ended March 31, 2008, has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the May 30, 2008 acquisition of the Acquired Sub as if the transaction occurred on October 1, 2006. The pro forma statement of operations combines the results of operations of Vibe and the Acquired Sub for the six months ended March 31, 2008. Pro forma adjustments include interest related to promissory notes issued by Vibe relating to the acquisition of the Acquired Sub.

The following unaudited pro forma statement of operations for the year ended September 30, 2007, has been prepared in accordance with accounting principles generally accepted in the United States of America to give effect to the May 30, 2008 acquisition of the Acquired Sub as if the transaction occurred on October 1, 2006. The pro forma statement of operations combines the results of operations of Vibe and the Acquired Sub for the year ended September 30, 2007. Pro forma adjustments include interest related to promissory notes issued by Vibe relating to the acquisition of the Acquired Sub.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Acquired Sub been consummated as of the dates specified above.

BENACQUISTA GALLERIES, INC.
Pro Forma Consolidated Balance Sheet
March 31, 2008
(Unaudited )

					Benacquista
	Benacquista	Vibe	Pro forma		Galleries, Inc.
	Galleries Inc.	Records, Inc.	Adjustments		Pro forma

ASSETS

Current assets:
Cash and cash equivalents	$-	$6,779	$-		$6,779
Total current assets	-	6,779	-		6,779

Property and equipment at cost	-	60,089	-		60,089
Less: Accumulated depreciation	-	(22,641)	-		(22,641)
Net property and equipment	-	37,448	-		37,448

Other assets:
Due from affiliated entities	-	125,484	-		125,484
Investment in Benacquista Galleries, Inc.	-	135,000	(135,000)	F	-
Total assets	$-	$304,711	$(135,000)		$169,711

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,929	$37,208	$-		$40,137
Due to majority shareholder	136,235	-	-		136,235
Notes payable:
Others	-	1,527,227	(135,000)	F	2,042,227
Robert S. McCoy, Jr.	-	-	225,000	A
James Price	-	-	200,000	A
Other directors and officers	-	-	225,000	A
Accrued interest payable	-	539,156	32,500	B	587,906
			16,250	C
Total current liabilities	139,164	2,103,591	563,750		2,806,505

Commitments and contingencies	-	-	-		-

Stockholders' equity:
Common Stock- $0.001 par value; 5,000,000 shares authorized; 1,075,066 shares issued and outstanding	1,075	-	(1,075)	D	-
Treasury stock- at cost 2,400 shares	(9,867)	-	(225,000)	A	(659,867)
			(200,000)	A
			(225,000)	A
Common Stock- $0.0001 par value; 500,000,000 shares authorized; 14,564,267 shares issued and outstanding	-	1,348	1,075	D, E	2,423
Preferred Stock- $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	-	-	-	E	-
Additional paid-in capital	1,098,502	2,257,652	-		3,356,154
Accumulated deficit	(1,228,874)	(4,057,880)	(48,750)	B, C	(5,335,504)
Total stockholders' equity	(139,164)	(1,798,880)	(698,750)		(2,636,794)
Total liabilities and stockholders' equity	$-	$304,711	$(135,000)		$169,711

See the accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

Note A:
In connection with the Merger of Vibe (the "Company") and Benacquista (the "Acquisition Sub"), the Company purchased 496,910 shares of the Company’s Common Stock from James Price, an officer and director of the Company.  To fund the purchase of such shares, the Company issued promissory notes for $200,000 to James Price, $225,000 to Robert S. McCoy Jr., a director and officer of Vibe and a director of the Company and $225,000 to other directors and officers of the Company (collectively "the Notes").  These notes are convertible at the option of the holder into Common Stock on or before August 28, 2008.

Note B:
Interest on the outstanding principal balance of the Notes shall be paid at maturity at the rate of five percent (5%) per annum.  Therefore, an adjustment was made to reflect 12 months of interest at 5% per annum to the March 31, 2008 Proforma Balance Sheet and the September 30, 2007 Statement of Operations.

Note C:
Interest on the outstanding principal balance of the Notes shall be paid at maturity at the rate of five percent (5%) per annum.  Therefore, an adjustment was made to reflect 6 months of interest at 5% per annum to the March 31, 2008 Proforma Balance Sheet and the March 31, 2008 Statement of Operations.

Note D:
Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Vibe, which, as the surviving company, became a wholly-owned subsidiary of the Company.  At the closing of the Merger, each share of Vibe’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”). An aggregate of 13,489,201 shares of the Company’s Common Stock was issued to the holders of Vibe’s common stock.  An aggregate of 1,075,066 shares of Acquisition Sub Common Stock was combined into the outstanding Common Stock of the Company.  Therefore, a total of 14,564,267 shares of the Company's Common Stock would have been issued and outstanding as of March 31, 2008.

Note E:
To accommodate the Merger, Benacquista increased its authorized Common Stock from 5,000,000 to 500,000,000 and is also authorizing 50,000,000 shares of blank check preferred stock.  An information statement disclosing this amendment to Benacquista’s Articles of Incorporation was filed on April 16, 2008.

Note F:
For pro forma purposes, the investment in Vibe by Benacquista is eliminated against Notes Payable-Others since it is assumed that the transaction occurred at the beginning of the period.

BENACQUISTA GALLERIES, INC.
Pro Forma Consolidated Statement of Operations
Six Months ended March 31, 2008
(Unaudited)

					Benacquista
	Benacquista	Vibe	Pro forma		Galleries, Inc.
	Galleries Inc.	Records, Inc.	Adjustments	C	Pro forma

Revenue	$-	$-	$-		$-

Operating expenses:
Research and development	-	106,178	-		106,178
Professional fees	-	52,533	-		52,533
General and administrative expenses	54,455	51,634	-		106,089
Total operating expenses	54,455	210,345	-		264,800

Loss from operations	(54,455)	(210,345)	-		(264,800)

Other income (expense):
Interest expense	-	(88,234)	(16,250)	A	(104,484)
Total other income (expense)	-	(88,234)	(16,250)		(104,484)

Net income (loss)	$(54,455)	$(298,579)	$(16,250)		$(369,284)

Basic and diluted loss per share					$(0.03)

Weighted average shares outstanding				B	14,561,867

See the accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO THE PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

Note A:
In connection with the Merger of Vibe (the "Company") and Benacquista (the "Acquisition Sub"), the Company purchased 496,910 shares of the Company’s Common Stock from James Price, an officer and director of the Company.  To fund the purchase of such shares, the Company issued promissory notes for $200,000 to James Price, $225,000 to Robert S. McCoy Jr., a director and officer of Vibe and a director of the Company and $225,000 to other directors and officers of the Company (collectively "the Notes").  Interest on the outstanding principal balance of the Notes shall be paid at maturity at the rate of five percent (5%) per annum.  Therefore, an adjustment was made to reflect 6 months of interest on the merger-related debt at 5% per annum to the March 31, 2008 Proforma Balance Sheet and the March 31, 2008 Statement of Operations.

Note B:
Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Vibe, which, as the surviving company, became a wholly-owned subsidiary of the Company.  At the closing of the Merger, each share of Vibe’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The 13,489,201 weighted average shares outstanding of Vibe Common Stock was combined with 1,075,666 weighted average shares outstanding of Acquisition Sub Common Stock was combined into the outstanding Common Stock of the Company.  Therefore, the weighted average shares outstanding of the Company at March 31, 2008 would have been 14,561,867 shares of the Company's Common Stock.

Note C:
No pro forma adjustment is needed as the Company is in a loss position.

BENACQUISTA GALLERIES, INC.
Pro Forma Consolidated Statement of Operations
Year ended September 30, 2007

	(Audited)	(Audited)			Benacquista
	Benacquista	Vibe	Pro forma		Galleries, Inc.
	Galleries Inc.	Records, Inc.	Adjustments	C	Pro forma

Revenue	$-	$-	$-		$-

Operating expenses:
Research and development	5,000	243,043	-		248,043
Professional fees	-	10,025	-		10,025
General and administrative	158,234	95,407	-		253,641
Total operating expenses	163,234	348,475	-		511,709

Loss from operations	(163,234)	(348,475)	-		(511,709)

Other income (expense):
Interest income	7,535	-	-		7,535
Interest expense	(26,332)	(289,115)	(32,500)	A	(347,947)
Total other income (expense)	(18,797)	(289,115)	(32,500)		(340,412)

Net loss from continuing operations	(182,031)	(637,590)	(32,500)		(852,121)

Discontinued operations:
Loss from discontinued operations	(4,430)	-			(4,430)
Gain on sale of YNOT	263,802	-			263,802
Income from discontinued operations	259,372	-	-		259,372

Net income (loss)	$77,341	$(637,590)	$(32,500)		$(592,749)

Basic and diluted loss (income) per share from:
Continuing operations					$(0.06)
Discontinued operations					$0.02

Weighted average shares outstanding				B	13,298,270

See the accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO THE PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

Note A:
In connection with the Merger of Vibe (the "Company") and Benacquista (the "Acquisition Sub"), the Company purchased 496,910 shares of the Company’s Common Stock from James Price, an officer and director of the Company.  To fund the purchase of such shares, the Company issued promissory notes for $200,000 to James Price, $225,000 to Robert S. McCoy Jr., a director and officer of Vibe and a director of the Company and $225,000 to other directors and officers of the Company (collectively "the Notes").  Interest on the outstanding principal balance of the Notes shall be paid at maturity at the rate of five percent (5%) per annum.  Therefore, an adjustment was made to reflect 12 months of interest on the merger-related debt at 5% per annum to the March 31, 2008 Proforma Balance Sheet and the September 30, 2007 Statement of Operations.

Note B:
Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Vibe, which, as the surviving company, became a wholly-owned subsidiary of the Company.  At the closing of the Merger, each share of Vibe’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The 12,212,708 weighted average shares outstanding of Vibe Common Stock was combined with 1,085,562 weighted average shares outstanding of Acquisition Sub Common Stock was combined into the outstanding Common Stock of the Company.  Therefore, the weighted average shares outstanding of the Company at March 31, 2008 would have been 13,298,270 shares of the Company's Common Stock.

Note C:
No pro forma adjustment is needed as the Company is in a loss position.